UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09637

Name of Fund: BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc., 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2010

Date of reporting period: 09/30/2010

Item 1 – Report to Stockholders

September 30, 2010

Annual Report

BlackRock Large Cap Core Plus Fund | of BlackRock Large Cap Series Funds, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. The major short-term ambiguities that kept market participants on the fence — the US financial reform bill, political uncertainty, European bank stress test results, and European sovereign funding — have all abated to some degree, allowing market conditions to regain some degree of normalcy and demonstrate growth. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The Federal Reserve Board has made it clear that additional policy action will be needed to combat the slow pace of growth, high unemployment, and deflation risks.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as uncertainty driven by mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns — and for many markets, the first significant downturn since the bull market began in March 2009. As the end of the 12-month period drew near, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors along with the anticipation of further quantitative easing drove equity markets higher in the third quarter, with most markets recapturing their second quarter losses and moving into positive territory year-to-date. International equities turned positive, posting gains on both a six- and 12-month basis. In the US, both large and small cap equities posted robust gains for the 12-month period; however large cap stocks remain negative on a six-month basis while small caps turned positive.

In fixed income markets, yields fluctuated but generally declined over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of September 30, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	(1.42)%	10.16%

US small cap equities (Russell 2000 Index)	0.25	13.35

International equities (MSCI Europe, Australasia, Far East Index)	0.20	3.27

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.13

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.20	10.23

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.05	8.16

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.51	5.81

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.55	18.24

          Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2010

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2010, the Fund underperformed its benchmark, the Russell 1000 Index.

•

The Fund pursues long-term capital growth by taking long positions (i.e., purchases the security outright) primarily in large cap companies identified as attractive, and short positions (i.e., sells a security that it has borrowed) in such securities identified as overvalued or poised for underperformance.

What factors influenced performance?

•	Overall, the long segment of the portfolio underperformed to a greater extent than the short segment.

•

Long positions in the information technology (“IT”) and utilities sectors were the largest detractors from performance. Stock selection (primarily in the computers & peripherals industry) drove underperformance within IT. The Fund had a notable exposure to the personal computer (“PC”) market, which struggled as general concerns about macroeconomic growth dampened consumer demand. Additionally, the rapid (and ongoing) adoption of tablets and other mobile devices led to some cannibalization of the traditional consumer PC market. Stock selection in the utilities sector hindered performance as well, with weakness most pronounced among independent power producers.

•	Detracting from Fund returns on the short side were positions in industrials and consumer discretionary.

•

At the individual security level, the largest detractors from performance included long positions in NRG Energy, Inc., Seagate Technology, AES Corp., Mirant Corp. and Western Digital Corp. With respect to short positions, Abraxis BioScience, Priceline.com Inc., Synovus Financial Corp., Las Vegas Sands Corp. and Ford Motor Co. detracted most.

•

Conversely, health care was the largest source of positive performance in the long segment of the portfolio, as the passage of the reform bill resolved uncertainty that had previously clouded the sector’s outlook. A large overweight in health care providers & services was particularly beneficial, as holdings of health maintenance organizations outperformed due to stellar earnings results and investor comfort with the outcome of reform. Stock selection in the health care equipment & supplies industry was also additive. In the financials sector, a considerable underweight (particularly in diversified financial services and capital markets names) aided relative results as the sector lagged the broader market due to continued regulatory and business model uncertainty and revenue growth challenges.

•	Aiding fund returns on the short side were positions in energy, materials, IT and consumer staples.

•

The largest individual contributors to performance in the long segment of the portfolio included Timken Co., IMS Health Inc., UnitedHealth Group, Inc., CNH Global N.V. and The Toro Co. Short positions in CIT Group Inc., SunPower Corp., Strayer Education, Inc., Monsanto Co. and Petrohawk Energy Corp. were most beneficial.

Describe recent portfolio activity.

•

In the long segment of the portfolio, we significantly increased the Fund’s weighting in consumer discretionary, along with modest increases in financials, IT and telecommunication services. We significantly reduced weightings in energy and consumer staples, with modest decreases in industrials and health care.

•

The Fund’s largest purchases during the period were Intel Corp., Seagate Technology, Manitowoc Co., Comcast Corp. and Citigroup Inc. The largest sales included International Business Machines Corp., Philip Morris International Inc., IMS Health Inc., AmerisourceBergen Corp. and Schering-Plough Corp.

Describe Fund positioning at period end.

•

At period end, the largest sector overweight (in the long segment of the portfolio) relative to the benchmark was consumer discretionary, followed by IT, health care and utilities, while the largest underweights were consumer staples and financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests by establishing long and short positions in a diversified portfolio of equity securities issued primarily by large cap companies located in the United States.

[3]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[5]

		1 Year		Since Inception[6]

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(2.44)%	7.46%	N/A	(7.10)%	N/A
Investor A	(2.70)	7.02	1.40%	(7.37)	(9.15)%
Investor C	(2.98)	6.29	5.29	(8.04)	(8.04)
Russell 1000 Index	(1.21)	10.75	N/A	(5.80)	N/A

[5]

Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on December 19, 2007.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The investment advisor is under no obligation to continue to waive and/or reimburse the Fund’s expenses.

6	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2010 and held through September 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000.00	$975.60	$8.57	$1,000.00	$1,016.43	$8.74	1.73%
Investor A	$1,000.00	$973.00	$10.04	$1,000.00	$1,014.92	$10.25	2.03%
Investor C	$1,000.00	$970.20	$13.48	$1,000.00	$1,011.41	$13.77	2.73%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	7

Portfolio Information

As of September 30, 2010

Ten Largest Holdings	Percent of Long-Term Investments

Intel Corp.	2%
Exxon Mobil Corp.	2
Comcast Corp., Class A	1
Amgen, Inc.	1
UnitedHealth Group, Inc.	1
Citigroup, Inc.	1
Marathon Oil Corp.	1
News Corp., Class A	1
Dell, Inc.	1
Corning, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Consumer Discretionary	18
Health Care	14
Energy	11
Financials	9
Industrials	9
Utilities	7
Materials	5
Telecommunication Services	5
Consumer Staples	3

Ten Largest Investments Sold Short	Percent of Investments Sold Short

MasterCard, Inc., Class A	2%
Precision Castparts Corp.	1
C.H. Robinson Worldwide, Inc.	1
Priceline.com, Inc.	1
FedEx Corp.	1
Scripps Networks Interactive	1
Air Products & Chemicals, Inc.	1
Sempra Energy	1
Terex Corp.	1
Franklin Resources, Inc.	1

Sector Allocation	Percent of Investments Sold Short

Consumer Discretionary	17%
Financials	14
Energy	13
Industrials	12
Health Care	11
Materials	10
Information Technology	10
Utilities	8
Consumer Staples	4
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Discretionary — 23.0%
Auto Components — 1.3%
The Goodyear Tire & Rubber Co. (a)	11,800	$126,850

Automobiles — 2.4%
Ford Motor Co. (a)	8,300	101,592
Harley-Davidson, Inc.	4,500	127,980

		229,572

Hotels, Restaurants & Leisure — 0.2%
Starbucks Corp.	700	17,906

Internet & Catalog Retail — 1.4%
Liberty Media Holding Corp. — Interactive (a)	9,600	131,616

Media — 6.6%
CBS Corp., Class B	8,400	133,224
Comcast Corp., Class A	9,800	177,184
Interpublic Group of Cos., Inc. (a)	12,900	129,387
News Corp., Class A	12,100	158,026
Time Warner Cable, Inc.	400	21,596

		619,417

Multiline Retail — 1.4%
Macy’s, Inc.	5,900	136,231

Specialty Retail — 9.7%
Advance Auto Parts, Inc.	2,100	123,228
The Gap, Inc.	7,000	130,480
Limited Brands, Inc.	5,000	133,900
PetSmart, Inc.	3,600	126,000
Signet Jewelers Ltd. (a)	4,100	130,134
TJX Cos., Inc.	3,300	147,279
Williams-Sonoma, Inc.	3,900	123,630

		914,651

Total Consumer Discretionary		2,176,243

Consumer Staples — 4.4%
Beverages — 1.3%
Dr. Pepper Snapple Group, Inc.	3,400	120,768

Food & Staples Retailing — 1.4%
The Kroger Co.	6,200	134,292

Food Products — 0.9%
The Hershey Co.	1,700	80,903

Household Products — 0.7%
The Procter & Gamble Co.	1,100	65,967

Personal Products — 0.1%
NBTY, Inc. (a)	200	10,996

Total Consumer Staples		412,926

Energy — 13.7%
Energy Equipment & Services — 2.9%
Exterran Holdings, Inc. (a)	5,800	131,718
McDermott International, Inc. (a)	9,400	138,932

		270,650

Common Stocks	Shares	Value

Energy (concluded)
Oil, Gas & Consumable Fuels — 10.8%
Chevron Corp.	600	$48,630
Exxon Mobil Corp.	3,300	203,907
Marathon Oil Corp.	4,800	158,880
Mariner Energy, Inc. (a)	5,200	125,996
SM Energy Co.	2,300	86,158
Southern Union Co.	5,100	122,706
Sunoco, Inc.	3,700	135,050
Williams Cos., Inc.	7,300	139,503

		1,020,830

Total Energy		1,291,480

Financials — 12.2%
Commercial Banks — 3.0%
Fifth Third Bancorp	11,000	132,330
Regions Financial Corp.	19,100	138,857
Wells Fargo & Co.	500	12,565

		283,752

Consumer Finance — 0.8%
Capital One Financial Corp.	2,000	79,100

Diversified Financial Services — 2.5%
Bank of America Corp.	2,300	30,153
Citigroup, Inc. (a)	41,200	160,680
JPMorgan Chase & Co.	1,200	45,684

		236,517

Insurance — 5.9%
American Financial Group, Inc.	4,500	137,610
Aspen Insurance Holdings Ltd.	4,300	130,204
Assurant, Inc.	3,200	130,240
Berkshire Hathaway, Inc. (a)	400	33,072
Endurance Specialty Holdings Ltd.	700	27,860
Unitrin, Inc.	4,100	99,999

		558,985

Total Financials		1,158,354

Health Care — 18.6%
Biotechnology — 1.9%
Amgen, Inc. (a)	3,200	176,352

Health Care Providers & Services — 11.4%
Aetna, Inc.	4,400	139,084
Cardinal Health, Inc.	4,300	142,072
Coventry Health Care, Inc. (a)	6,200	133,486
Health Management Associates, Inc., Class A (a)	17,000	130,220
Humana, Inc. (a)	2,600	130,624
Tenet Healthcare Corp. (a)	19,500	92,040
UnitedHealth Group, Inc.	4,600	161,506
WellPoint, Inc. (a)	2,600	147,264

		1,076,296

Life Sciences Tools & Services — 1.4%
Pharmaceutical Product Development, Inc.	5,300	131,387

Pharmaceuticals — 3.9%
Eli Lilly & Co.	3,900	142,467
Johnson & Johnson	1,200	74,352
King Pharmaceuticals, Inc. (a)	13,300	132,468
Pfizer, Inc.	1,400	24,038

		373,325

Total Health Care		1,757,360

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrials — 12.0%
Aerospace & Defense — 2.9%
L-3 Communications Holdings, Inc.	1,800	$130,086
Raytheon Co.	3,100	141,701

		271,787

Airlines — 0.6%
Southwest Airlines Co.	4,400	57,508

Building Products — 0.5%
Owens Corning, Inc. (a)	1,900	48,697

Construction & Engineering — 1.4%
KBR, Inc.	5,400	133,056

Industrial Conglomerates — 0.9%
General Electric Co.	5,200	84,500

Machinery — 4.4%
Manitowoc Co.	12,400	150,164
Timken Co.	3,600	138,096
Trinity Industries, Inc.	5,700	126,939

		415,199

Road & Rail — 1.3%
Ryder System, Inc.	2,800	119,756

Total Industrials		1,130,503

Information Technology — 25.5%
Communications Equipment — 1.6%
Cisco Systems, Inc. (a)	200	4,380
Motorola, Inc. (a)	17,100	145,863

		150,243

Computers & Peripherals — 7.3%
Apple, Inc. (a)	500	141,875
Dell, Inc. (a)	11,900	154,224
Lexmark International, Inc., Class A (a)	700	31,234
SanDisk Corp. (a)	3,400	124,610
Seagate Technology (a)	11,500	135,470
Western Digital Corp. (a)	3,700	105,043

		692,456

Electronic Equipment, Instruments & Components — 3.9%
AVX Corp.	9,500	131,290
Corning, Inc.	8,400	153,552
Vishay Intertechnology, Inc. (a)	8,500	82,280

		367,122

IT Services — 2.1%
Hewitt Associates, Inc., Class A (a)	2,600	131,118
International Business Machines Corp.	500	67,070

		198,188

Internet Software & Services — 2.0%
AOL, Inc. (a)	5,500	136,125
Google, Inc., Class A (a)	100	52,579

		188,704

Common Stocks	Shares	Value

Information Technology (concluded)
Semiconductors & Semiconductor Equipment — 5.4%
Altera Corp.	4,400	$132,704
Applied Materials, Inc.	12,000	140,160
Intel Corp.	12,500	240,375

		513,239

Software — 3.2%
CA, Inc.	6,300	133,056
Microsoft Corp.	3,300	80,817
Symantec Corp. (a)	5,600	84,952

		298,825

Total Information Technology		2,408,777

Materials — 6.4%
Chemicals — 2.3%
Ashland, Inc.	2,500	121,925
Cytec Industries, Inc.	1,600	90,208

		212,133

Containers & Packaging — 1.3%
Sealed Air Corp.	5,600	125,888

Paper & Forest Products — 2.8%
International Paper Co.	6,100	132,675
MeadWestvaco Corp.	5,500	134,090

		266,765

Total Materials		604,786

Telecommunication Services — 6.3%
Diversified Telecommunication Services — 3.5%
AT&T Inc.	2,000	57,200
Qwest Communications International, Inc.	22,100	138,567
TW Telecom, Inc. (a)	7,100	131,847

		327,614

Wireless Telecommunication Services — 2.8%
MetroPCS Communications, Inc. (a)	13,300	139,118
Telephone & Data Systems, Inc.	3,900	127,920

		267,038

Total Telecommunication Services		594,652

Utilities — 9.6%
Electric Utilities — 1.4%
Edison International	3,800	130,682

Gas Utilities — 1.3%
Questar Corp.	7,400	129,722

Independent Power Producers &
Energy Traders — 4.1%
Calpine Corp. (a)	10,300	128,235
Constellation Energy Group, Inc.	4,000	128,960
NRG Energy, Inc. (a)	6,300	131,166

		388,361

Multi-Utilities — 2.8%
CMS Energy Corp.	7,100	127,942
Integrys Energy Group, Inc.	2,600	135,356

		263,298

Total Utilities		912,063

Total Long-Term Investments (Cost — $11,544,874) — 131.7%		12,447,144

See Notes to Financial Statements.

10	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (b)(c)	154,214	$154,214

Total Short-Term Securities (Cost — $154,214) — 1.6%		154,214

Total Investments Before Investments Sold Short (Cost — $11,699,088*) — 133.3%		12,601,358

Investments Sold Short

Consumer Discretionary — (5.0)%
Auto Components — (0.3)%
Johnson Controls, Inc.	1,000	(30,500)

Automobiles — (0.3)%
Thor Industries, Inc.	900	(30,060)

Hotels, Restaurants & Leisure — (1.2)%
Bally Technologies, Inc.	800	(27,960)
Choice Hotels International, Inc.	800	(29,168)
MGM Mirage	2,600	(29,328)
WMS Industries, Inc.	100	(3,807)
Yum! Brands, Inc.	600	(27,636)

		(117,899)

Household Durables — (0.6)%
Lennar Corp., Class A	1,700	(26,146)
MDC Holdings, Inc.	1,000	(29,030)

		(55,176)

Internet & Catalog Retail — (0.7)%
Amazon.com, Inc.	200	(31,412)
Priceline.com, Inc.	100	(34,834)

		(66,246)

Media — (1.3)%
Central European Media Enterprises Ltd., Class A	1,100	(27,445)
Discovery Communications, Inc., Class A	700	(30,485)
DreamWorks Animation SKG, Inc., Class A	900	(28,719)
Scripps Networks Interactive	700	(33,306)

		(119,955)

Specialty Retail — (0.3)%
O’Reilly Automotive, Inc.	500	(26,600)

Textiles, Apparel & Luxury Goods — (0.3)%
Hanesbrands, Inc.	1,100	(28,446)

Total Consumer Discretionary		(474,882)

Consumer Staples — (1.1)%
Beverages — (0.6)%
Central European Distribution Corp.	1,200	(26,784)
PepsiCo, Inc.	400	(26,576)

		(53,360)

Food & Staples Retailing — (0.3)%
SYSCO Corp.	1,000	(28,520)

Food Products — (0.2)%
Green Mountain Coffee Roasters, Inc.	800	(24,952)

Total Consumer Staples		(106,832)

Investments Sold Short	Shares	Value

Energy — (3.9)%
Energy Equipment & Services — (0.7)%
Baker Hughes, Inc.	700	$(29,820)
Schlumberger Ltd.	500	(30,805)

		(60,625)

Oil, Gas & Consumable Fuels — (3.2)%
Alpha Natural Resources, Inc.	700	(28,805)
Arch Coal, Inc.	1,100	(29,381)
Consol Energy, Inc.	800	(29,568)
Denbury Resources, Inc.	1,800	(28,602)
EOG Resources, Inc.	300	(27,891)
Massey Energy Co.	900	(27,918)
Noble Energy, Inc.	400	(30,036)
PetroHawk Energy Corp.	1,200	(19,368)
Plains Exploration & Production Co.	1,100	(29,337)
Southwestern Energy Co.	700	(23,408)
Ultra Petroleum Corp.	700	(29,386)

		(303,700)

Total Energy		(364,325)

Financials — (4.2)%
Capital Markets — (2.7)%
Affiliated Managers Group, Inc.	400	(31,204)
The Bank of New York Mellon Corp.	600	(15,678)
Franklin Resources, Inc.	300	(32,070)
GLG Partners, Inc.	6,000	(27,000)
Greenhill & Co., Inc.	400	(31,728)
Invesco Ltd.	1,400	(29,722)
Janus Capital Group, Inc.	2,600	(28,470)
Lazard Ltd., Class A	800	(28,064)
Northern Trust Corp.	600	(28,944)

		(252,880)

Commercial Banks — (0.2)%
BancorpSouth, Inc.	1,600	(22,688)
First Horizon National Corp.	1	(11)

		(22,699)

Consumer Finance — (0.3)%
American Express Co.	700	(29,421)

Insurance — (1.0)%
Aflac, Inc.	600	(31,026)
Aon Corp.	800	(31,288)
Marsh & McLennan Cos., Inc.	1,200	(28,944)

		(91,258)

Total Financials		(396,258)

Health Care — (3.3)%
Biotechnology — (1.5)%
Celgene Corp.	500	(28,805)
Dendreon Corp.	700	(28,826)
Genzyme Corp.	400	(28,316)
Human Genome Sciences, Inc.	900	(26,811)
Vertex Pharmaceuticals, Inc.	800	(27,656)

		(140,414)

Health Care Equipment & Supplies — (0.6)%
Boston Scientific Corp.	4,800	(29,424)
Covidien Plc	700	(28,133)

		(57,557)

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Investments Sold Short	Shares	Value

Health Care (concluded)
Life Sciences Tools & Services — (0.3)%
Techne Corp.	500	$(30,865)

Pharmaceuticals — (0.9)%
Merck & Co, Inc.	800	(29,448)
Pfizer, Inc.	1,700	(29,189)
Watson Pharmaceuticals, Inc.	600	(25,386)

		(84,023)

Total Health Care		(312,859)

Industrials — (3.8)%
Aerospace & Defense — (0.9)%
Alliant Techsystems, Inc.	400	(30,160)
Precision Castparts Corp.	300	(38,205)
Spirit Aerosystems Holdings, Inc., Class A	700	(13,951)

		(82,316)

Air Freight & Logistics — (0.7)%
C.H. Robinson Worldwide, Inc.	500	(34,960)
FedEx Corp.	400	(34,200)

		(69,160)

Machinery — (1.2)%
Caterpillar, Inc.	400	(31,472)
Deere & Co.	400	(27,912)
Navistar International Corp.	500	(21,820)
Terex Corp.	1,400	(32,088)

		(113,292)

Professional Services — (1.0)%
Manpower, Inc.	600	(31,320)
Robert Half International, Inc.	1,200	(31,200)
Towers Watson & Co.	600	(29,508)

		(92,028)

Total Industrials		(356,796)

Information Technology — (3.0)%
Communications Equipment — (0.3)%
Ciena Corp.	1,800	(28,026)

Computers & Peripherals — (0.2)%
Hewlett-Packard Co.	400	(16,828)

Electronic Equipment, Instruments & Components — (0.3)%
Itron, Inc.	400	(24,492)

IT Services — (0.8)%
Cognizant Technology Solutions Corp.	400	(25,788)
MasterCard, Inc., Class A	200	(44,800)
Visa, Inc., Class A	100	(7,426)

		(78,014)

Internet Software & Services — (0.1)%
eBay, Inc.	400	(9,760)

Semiconductors & Semiconductor Equipment — (0.6)%
First Solar, Inc.	200	(29,470)
MEMC Electronic Materials, Inc.	2,400	(28,608)

		(58,078)

Investments Sold Short	Shares	Value

Information Technology (concluded)
Software — (0.7)%
Adobe Systems, Inc.	1,100	$(28,765)
Citrix Systems, Inc.	200	(13,648)
Electronic Arts, Inc.	1,700	(27,931)

		(70,344)

Total Information Technology		(285,542)

Materials — (3.2)%
Chemicals — (1.5)%
Air Products & Chemicals, Inc.	400	(33,128)
CF Industries Holdings, Inc.	300	(28,650)
Intrepid Potash, Inc.	1,100	(28,677)
Monsanto Co.	500	(23,965)
The Mosaic Co.	500	(29,380)

		(143,800)

Construction Materials — (0.2)%
Martin Marietta Materials, Inc.	300	(23,091)

Containers & Packaging — (0.3)%
Pactiv Corp.	900	(29,682)

Metals & Mining — (1.2)%
AK Steel Holding Corp.	2,100	(29,001)
Compass Minerals International, Inc.	400	(30,648)
Nucor Corp.	600	(22,920)
United States Steel Corp.	600	(26,304)

		(108,873)

Total Materials		(305,446)

Telecommunication Services — (0.3)%
Wireless Telecommunication Services — (0.3)%
American Tower Corp., Class A	600	(30,756)

Utilities — (2.5)%
Electric Utilities — (0.9)%
FirstEnergy Corp.	800	(30,832)
PPL Corp.	1,100	(29,953)
The Southern Co.	700	(26,068)

		(86,853)

Gas Utilities — (0.3)%
National Fuel Gas Co.	500	(25,905)

Multi-Utilities — (1.3)%
Dominion Resources, Inc.	700	(30,562)
PG&E Corp.	600	(27,252)
Public Service Enterprise Group, Inc.	900	(29,772)
Sempra Energy	600	(32,280)

		(119,866)

Total Utilities		(232,624)

Total Investments Sold Short (Proceeds — $2,892,190) — (30.3)%		(2,866,320)

Total Investments, Net of Investments Sold Short — 103.0%		9,735,038
Liabilities in Excess of Other Assets — (3.0)%		(286,055)

Net Assets — 100.0%		$9,448,983

See Notes to Financial Statements.

12	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Schedule of Investments (concluded)

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$12,076,136

Gross unrealized appreciation	$1,155,235
Gross unrealized depreciation	(630,013)

Net unrealized appreciation	$525,222

(a)	Non-income producing security.

(b)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2009	Net Activity	Shares Held at September 30, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	48,099	106,115	154,214	$137

(c)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$12,447,144	—	—	$12,447,144
Short-Term Securities	154,214	—	—	154,214
Liabilities:
Investments in Securities:
Investments Sold Short[1]	(2,866,320)	—	—	(2,866,320)

Total	$9,735,038	—	—	$9,735,038

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	13

Statement of Assets and Liabilities

September 30, 2010

Assets

Investments at value — unaffiliated (cost — $11,544,874)	$12,447,144
Investments at value — affiliated (cost — $154,214)	154,214
Investments sold receivable	375,331
Dividends receivable	9,097
Prepaid expenses	2,574

Total assets	12,988,360

Liabilities

Investments sold short at value (proceeds — $2,892,190)	2,866,320
Payable to broker for short sales	69,895
Investments purchased payable	350,704
Capital shares redeemed payable	153,922
Service and distribution fees payable	4,064
Dividends on short sales payable	3,413
Investment advisory fees payable	2,136
Officer’s and Directors’ fees payable	45
Other accrued expenses payable	88,878

Total liabilities	3,539,377

Net Assets	$9,448,983

Net Assets Consist of

Paid-in capital	$15,360,115
Accumulated net realized loss	(6,839,272)
Net unrealized appreciation/depreciation	928,140

Net Assets	$9,448,983

Net Asset Value

Institutional — Based on net assets of $2,700,042 and 338,464 shares outstanding, 400 million shares authorized, $0.10 par value	$7.98

Investor A — Based on net assets of $2,536,009 and 319,818 shares outstanding, 300 million shares authorized, $0.10 per value	$7.93

Investor C — Based on net assets of $4,212,932 and 539,003 shares outstanding, 400 million shares authorized, $0.10 par value	$7.82

See Notes to Financial Statements.

14	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Statement of Operations

Year Ended September 30, 2010

Investment Income

Dividends	$236,350
Dividends — affiliated	137

Total income	236,487

Expenses

Investment advisory	131,944
Service — Investor A	6,839
Service and distribution — Investor C	51,176
Transfer agent — Institutional	2,608
Transfer agent — Investor A	2,729
Transfer agent — Investor C	5,358
Professional	62,311
Accounting services	39,383
Printing	39,301
Registration	39,142
Interest	17,165
Custodian	15,217
Stock loan fees	10,327
Officer and Directors	6,103
Miscellaneous	16,576

Total expenses excluding dividend expense	446,179
Dividend expense	65,205

Total expenses	511,384
Less fees waived and/or reimbursed by advisor	(275,772)
Less transfer agent fees reimbursed — class specific	(7,984)

Total expenses after fees waived and reimbursed	227,628

Net investment income	8,859

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	2,807,852
Short sales	(526,364)

2,281,488

Net change in unrealized appreciation/depreciation on:
Investments	(1,637,792)
Short sales	68,074

(1,569,718)

Total realized and unrealized gain	711,770

Net Increase in Net Assets Resulting from Operations	$720,629

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	15

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Year Ended September 30, 2010	Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008

Operations

Net investment income (loss)	$8,859	$126,024	$(431,386)
Net realized gain (loss)	2,281,488	(5,366,464)	(3,738,825)
Net change in unrealized appreciation/depreciation	(1,569,718)	5,948,696	(3,450,838)

Net increase (decrease) in net assets resulting from operations	720,629	708,256	(7,621,049)

Dividends to Shareholders From

Net investment income:
Institutional	(75,401)	—	—
Investor A	(51,768)	—	—
Investor C	(67,832)	—	—

Decrease in net assets resulting from dividends to shareholders	(195,001)	—	—

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(2,970,271)	(9,105,218)	27,911,637

Net Assets

Total increase (decrease) in net assets	(2,444,643)	(8,396,962)	20,290,588
Beginning of period	11,893,626	20,290,588	—

End of period	$9,448,983	$11,893,626	$20,290,588

Undistributed net investment income	—	$155,823	$7,230

[1]	Commencement of operations.

See Notes to Financial Statements.

16	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Financial Highlights

	Institutional			Investor A			Investor C

	Year Ended September 30, 2010	Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008	Year Ended September 30, 2010	Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008	Year Ended September 30, 2010	Period November 1, 2008 to September 30, 2009	Period December 19, 2007[1] to October 31, 2008

Per Share Operating Performance

Net asset value, beginning of period	$7.58	$6.98	$10.00	$7.55	$6.96	$10.00	$7.45	$6.91	$10.00

Net investment income (loss)[2]	0.05	0.06	(0.16)	0.02	0.07	(0.17)	(0.03)	0.03	(0.23)
Net realized and unrealized gain (loss)	0.51	0.54	(2.86)	0.51	0.52	(2.87)	0.50	0.51	(2.86)

Net increase (decrease) from investment operations	0.56	0.60	(3.02)	0.53	0.59	(3.04)	0.47	0.54	(3.09)

Dividends from net investment income	(0.16)	—	—	(0.15)	—	—	(0.10)	—	—

Net asset value, end of period	$7.98	$7.58	$6.98	$7.93	$7.55	$6.96	$7.82	$7.45	$6.91

Total Investment Return[3]

Based on net asset value	7.46%	8.60%[4]	(30.20)%[4]	7.02%	8.48%[4]	(30.40)%[4]	6.29%	7.81%[4]	(30.90)%[4]

Ratios to Average Net Assets

Total expenses	4.11%	3.81%[5]	4.14%[5]	4.37%	4.14%[5]	4.18%[5]	5.14%	4.88%[5]	4.46%[5]

Total expenses after fees waived and reimbursed	1.50%	1.33%[5]	3.85%[5]	1.84%	1.26%[5]	4.14%[5]	2.54%	1.99%[5]	4.43%[5]

Total expenses after fees waived and reimbursed and excluding dividend expense	0.91%	0.85%[5]	3.23%[5]	1.25%	0.76%[5]	3.51%[5]	1.95%	1.50%[5]	4.23%[5]

Net investment income (loss)	0.66%	1.05%[5]	(2.04)%[5]	0.30%	1.16%[5]	(2.30)%[5]	(0.40)%	0.41%[5]	(3.03)%[5]

Supplemental Data

Net assets, end of period (000)	$2,700	$3,630	$14,672	$2,536	$2,798	$1,815	$4,213	$5,466	$3,804

Portfolio turnover	192%	193%	109%	192%	193%	109%	192%	193%	109%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	17

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Large Cap Core Plus Fund (the “Fund”) of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid price or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on its collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., short sales) the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third-party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

18	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Fund’s US federal, state and local tax returns remain open for the periods ended October 31, 2008 and September 30, 2009 and the year ended September 30, 2010. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 1.20% of the Fund’s average daily net assets.

The Manager voluntarily agreed to waive and/or reimburse fees or expenses, excluding dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses, in order to limit Fund expenses as a percentage of average daily net assets to 1.50% for Institutional Shares, 1.80% for Investor A Shares and 2.50% for Investor C Shares. The fee waiver and/or reimbursement is voluntary and could be reduced or discontinued at any time by the Manager. The Manager may in its discretion waive or reimburse additional amounts. For the year ended September 30, 2010, the Manager waived and/or reimbursed $275,712, which is included in fees waived and/or reimbursed by advisor in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. For the year ended September 30, 2010, the Manager waived $60, which is included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended September 30, 2010, the Fund reimbursed the Manager $193 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Corporation, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	19

Notes to Financial Statements (continued)

annual rates based upon the average daily net assets of the shares of the Fund, as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended September 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $160.

For the year ended September 30, 2010, affiliates received $670 in contingent deferred sales charges relating to transactions in Investor C Shares.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (US) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS and PFPC Trust Company, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets. For the year ended September 30, 2010, the Fund paid $521 to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations.

The Manager also reimbursed the Fund for transfer agent fees which are shown as transfer agent fees reimbursed — class specific in the Statement of Operations. The following chart shows the class specific expenses reimbursed:

Institutional	$2,098
Investor A	$1,534
Investor C	$4,352

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2010, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Institutional	$22
Investor A	$39
Investor C	$56

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Corporation’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended September 30, 2010, were $26,996,019 and $30,958,049, respectively.

4. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2008, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008, a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement which is included in miscellaneous in the Statement of Operations and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the year ended September 30, 2010.

20	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Notes to Financial Statements (continued)

5. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

6. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2010 attributable to distributions paid in excess of taxable income and non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$(30,319)
Undistributed net investment income	$30,319

The tax character of distributions paid during the fiscal year ended September 30, 2010 is as follows:

Ordinary income 9/30/2010	$195,001

As of September 30, 2010, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(6,462,224)
Net unrealized gains*	551,092

Total	$(5,911,132)

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on constructive sales.

As of September 30, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,

2016	$722,972
2017	5,739,252

Total	$6,462,224

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	21

Notes to Financial Statements (concluded)

7. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2010		Period November 1, 2008 to September 30, 2009		Period December 19, 2007[1] to October 31, 2008

	Shares	Amount	Shares	Amount	Shares	Amount

Institutional

Shares sold	42,730	$330,773	354,771	$2,318,749	2,918,558	$27,033,868
Shares issued to shareholders in reinvestment of dividends	7,667	60,340	—	—	—	—

Total issued	50,397	391,113	354,771	2,318,749	2,918,558	27,033,868
Shares redeemed	(190,597)	(1,468,564)	(1,978,967)	(13,331,663)	(815,698)	(6,765,155)

Net increase (decrease)	(140,200)	$(1,077,451)	(1,624,196)	$(11,012,914)	2,102,860	$20,268,713

Investor A

Shares sold	26,948	$216,336	193,867	$1,280,055	371,276	$3,440,020
Shares issued to shareholders in reinvestment of dividends	4,942	38,745	—	—	—	—

Total issued	31,890	255,081	193,867	1,280,055	371,276	3,440,020
Shares redeemed	(82,768)	(637,069)	(83,866)	(546,872)	(110,581)	(923,052)

Net increase (decrease)	(50,878)	$(381,988)	110,001	$733,183	260,695	$2,516,968

Investor C

Shares sold	35,854	$275,611	527,745	$3,394,219	633,891	$5,839,027
Shares issued to shareholders in reinvestment of dividends	8,215	63,833	—	—	—	—

Total issued	44,069	339,444	527,745	3,394,219	633,891	5,839,027
Shares redeemed	(239,087)	(1,850,276)	(343,960)	(2,219,706)	(83,655)	(713,071)

Net increase (decrease)	(195,018)	$(1,510,832)	183,785	$1,174,513	550,236	$5,125,956

[1]	Commencement of operations.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Large Cap Series Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core Plus Fund, one of the series constituting BlackRock Large Cap Series Funds, Inc. (the “Fund”), as of September 30, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended, the periods November 1, 2008 through September 30, 2009, and December 19, 2007 (commencement of operations) through October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc. as of September 30, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended, and the periods November 1, 2008 through September 30, 2009, and December 19, 2007 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
November 26, 2010

Important Tax Information (Unaudited)

The entire amount of the ordinary income distribution paid by BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc. during the fiscal year ended September 30, 2010 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	23

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Large Cap Series Funds, Inc. (the “Corporation”) met on April 20, 2010 and May 18 – 19, 2010 to consider the approval of the Corporation’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Corporation’s investment advisor, on behalf of BlackRock Large Cap Core Plus Fund (the “Fund”), a series of the Corporation. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

24	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 20, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 20, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 20, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 18 – 19, 2010 Board meeting.

At an in-person meeting held on May 18 – 19, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation on behalf of the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 20, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that, in general, the Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Peer Universe in either the one-year or since-inception periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Fund’s actual advisory fee rate, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual advisory fee rate paid by the Fund’s Peers, after giving effect to any expense reimbursements or fee waivers.

The Board also noted that BlackRock has voluntarily agreed to waive fees and/or reimburse expenses in order to limit, to a specified amount, the Fund’s total operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

26	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Corporation on behalf of the Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to the Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	27

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Director	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.

				36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.

				36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.

				36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd (reinsurance company); WQED Multi-Media (public broadcasting not-for-profit)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.

				36 RICs consisting of 95 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

28	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director and Member of the Audit Committee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				36 RICs consisting of 95 Portfolios	None

[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served as a Director of the Corporation covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Corporation’s board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

			169 RICs consisting of 290 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			169 RICs consisting of 290 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Corporation based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Corporation based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	29

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Corporation	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers*

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s US Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s US Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

*	Officers of the Corporation serve at the pleasure of the Board.

Further information about the Corporation’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective September 24, 2010, John M. Perlowski became President and Chief Executive Officer of the Corporation.

30	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge
(1) at http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	31

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock Global Dividend Income Portfolio†
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

BlackRock LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK LARGE CAP CORE PLUS FUND	SEPTEMBER 30, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#LCCP-9/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.	$30,000	$39,200	$0	$0	$6,100	$6,100	$5	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed

$10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.	$16,882	$409,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Date: December 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Date: December 1, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Core Plus Fund of BlackRock Large Cap Series Funds, Inc.

Date: December 1, 2010